SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2000
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                                 First BanCorp.
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             (Exact name of registrant as specified in this charter)



         Puerto Rico                    001-14793              66-0561882
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(State or other jurisdiction of     (Commission File No.)     (IRS Employer
incorporation)                                            Identification No.)



1519 Ponce De Leon Avenue, San Juan, Puerto Rico        00908-0146
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(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (787) 729-8200
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ITEM 5.  OTHER EVENTS

         As described in First BanCorp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, First BanCorp announced on April 26, 2000 the signing of definitive merger agreement by and between its wholly-owned subsidiary, FirstBank Puerto Rico ("FirstBank"), and First Virgin Islands, Federal Savings Bank, a savings bank headquartered in St. Thomas, United States Virgin Islands ("FVI"). On September 25, 2000, after obtaining all required shareholder and regulatory approvals, the merger of FVI with and into FirstBank was completed by the parties.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                     FIRST BANCORP.



                                               By: /s/ Laura Vllarino Tur
                                                       Senior Vice President
                                                       and Controller


Date: September 25, 2000